Fees Summary	Jan. 07, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	170,068.17
Total Transaction Valuation	1,231,485,669.20
Total Offset Amount	0.00
Net Fee	$ 170,068.17